                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 3, 2003

                       UNITED STATES LIME & MINERALS, INC.
               (Exact Name of Registrant as Specified in Charter)


            TEXAS                           0-4197                75-0789226
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS                      75240
(Address of principal executive offices)                          (Zip Code)


                                 (972) 991-8400
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

  EXHIBIT
  NUMBER                                  EXHIBIT
---------                                 -------
  99.1       News Release of United States Lime & Minerals, Inc. dated November
             3, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On November 3, 2003, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter and nine months ended September 30, 2003. A copy of the News Release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2003                     UNITED STATES LIME & MINERALS, INC.

                                           By: /s/ M. Michael Owens
                                           -------------------------------------
                                           M. Michael Owens, Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
 NUMBER                                   EXHIBIT
-------                                   -------
  99.1       News Release of United States Lime & Minerals, Inc. dated November
             3, 2003


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